1290 FUNDS®

1290 High Yield Bond Fund

SUPPLEMENT DATED JULY 1, 2026 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of 1290 Funds (“Trust”) dated March 1, 2026, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://www.1290funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the broad-based securities market index for the 1290 High Yield Bond Fund (“Fund”).

Effective July 1, 2026, the Bloomberg U.S. Aggregate Bond Index will replace the ICE BofA U.S. High Yield Index as the Fund’s broad-based securities market index. The ICE BofA U.S. High Yield Index will be retained as a secondary index.